UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):                    September 26, 2007
Xenonics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 448-9700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a)     Former Independent Registered Public Accounting Firm
     On September 20, 2007, Eisner LLP (“Eisner”) was dismissed as the independent registered public accounting firm of Xenonics Holding, Inc. (the “Company”). The Audit Committee of the Company’s Board of Directors approved the dismissal of Eisner.
     Eisner’s reports on the Company’s financial statements for the years ended September 30, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Eisner’s reports on the Company’s financial statements as of and for the years ended September 30, 2006 and 2005 included an explanatory paragraph and expressed substantial doubt about the Company’s ability to continue as a going concern. Additionally, the Company filed an amended Form 10-KSB for the fiscal year ended September 30,2006 on June 21, 2007, to restate litigation settlement as a capital transaction and not as gain on settlement of litigation for the year ended September 30,2005, as further described in the amendment.
     During the years ended September 30, 2006 and 2005 and through September 20, 2007, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the years ended September 30, 2006 and 2005 and through September 20, 2007, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.
     The Company provided Eisner with a copy of the foregoing disclosures and requested Eisner to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Eisner agrees with the disclosures. A copy of Eisner’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
     (b)     New Independent Registered Public Accounting Firm
     On September 21, 2007, the Audit Committee of the Company’s Board of Directors engaged Singer Lewak Greenbaum & Goldstein LLP (“Singer Lewak”) as the Company’s new independent registered public accounting firm. During the Company’s fiscal years ended September 30, 2006 and 2005 and through September 21, 2007, neither the Company, nor anyone acting on its behalf, consulted with Singer Lewak regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by Singer Lewak that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.
Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1	Letter to the Securities and Exchange Commission from Eisner LLP regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 26, 2007	Xenonics Holdings, Inc.
	By:	/s/ Charles W. Hunter
		Name:	Charles W. Hunter
		Title:	Chief Executive Officer

	By:	/s/ Richard S. Kay
		Name:	Richard S. Kay
		Title:	Chief Financial Officer

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